Exhibit 99.1

COMSTOCK FUELS AWARDED $3 MILLION FUEL INCENTIVE FROM OKLAHOMA

VIRGINIA CITY, NEVADA, December 17, 2024 – Comstock Inc. (NYSE: LODE) (“Comstock” or the “Company”) today announced that Comstock Fuels Corporation, (“Comstock Fuels”), an industry leader in extremely high yielding advanced lignocellulosic biomass refining solutions, including sustainable aviation fuel (“SAF”), renewable diesel, and other fuels, has been approved for a $3,000,000 incentive award from the Oklahoma Department of Commerce’s Quick Action Closing Fund. Under the terms of the agreement, Comstock Fuels will establish its headquarters and an initial site for the construction and operation of a next-generation renewable fuel refinery in Oklahoma.

“Oklahoma is a long-established leader in the oil and gas sector, pioneering innovations and contributing significantly to the nation's energy independence,” said David Winsness, President of Comstock Fuels. “Our development team has been rigorously assessing feedstocks, sites, offtakes and incentives across the country and Oklahoma’s economic development teams have been exceptional.”

Comstock Fuels is currently assessing multiple locations throughout Oklahoma for the construction of an initial Demonstration Scale Facility capable of processing 75,000 metric tons of biomass per year for renewable fuel production. Following the successful launch and operation of that facility, Comstock Fuels plans to expand its processing capacity to 1,000,000 metric tons per year for production of sustainable aviation fuel and other renewable fuels.

“Oklahoma’s vast supplies of previously untapped feedstock sources have positioned the state to lead the country in new sources of sustainable oil production from woody biomass,” said Chad Michael Black, Director of Business Development for Comstock Fuels. “We’re proud to call Oklahoma home, excited for what this enables and very thankful to Governor Stitt and the Oklahoma Department of Commerce for the cash incentive granted under this agreement.”

“We are thrilled that Comstock Fuels has chosen Oklahoma to establish its headquarters,” said Evan Brown, Executive Director of EDGE, a division of Oklahoma Department of Commerce. “Oklahoma is a proud oil and gas state with a history of energy innovation, and Comstock’s sustainable aviation fuel technology, which blends with petroleum, fits perfectly with our approach to energy. Our goal is to be the most business-friendly state in the country, and I look forward to working with David, Chad and the entire Comstock team and supporting their efforts to relocate and bring high-paying jobs to Oklahoma.”

About Comstock Fuels Corporation

Comstock Fuels delivers advanced lignocellulosic biomass refining solutions that set industry benchmarks for production of SAF, renewable diesel, gasoline, cellulosic ethanol and other renewable fuels, with extremely low carbon intensity scores of 15 and market-leading yields of up to 125 gallons per dry metric ton of feedstock (on a gasoline gallon equivalent basis, or “GGE”), depending on feedstock, lignin content, site conditions, and other process parameters. Comstock Fuels plans to directly build, own, and operate a network of Bioleum Refineries in the U.S., including an initial Demonstration Scale Facility to validate its fully integrated process at 75,000 tons per year, paving the way for rapid full-scale commercialization. Comstock Fuels also licenses its advanced refining solutions to third parties for additional production in the U.S. and global markets, including several recently announced and other pending projects. To learn more, please visit www.comstockfuels.com.

About Comstock Inc.

Comstock Inc. (NYSE: LODE) innovates and commercializes technologies that are deployable across entire industries to contribute to global decarbonization and the clean energy transition by efficiently extracting and converting under-utilized natural resources, such as waste and other forms of woody biomass into renewable fuels, and end-of-life electronics into recovered electrification metals. Comstock’s innovations group is also developing and using artificial intelligence technologies for advanced materials development and mineral discovery for sustainable mining. To learn more, please visit www.comstock.inc.

Comstock Social Media Policy

Comstock has used, and intends to continue using, its investor relations link and main website at www.comstock.inc in addition to its Twitter, LinkedIn and YouTube accounts, as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Contacts

For investor inquiries:

RB Milestone Group LLC

Tel (203) 487-2759

ir@comstockinc.com

For media inquiries:

Comstock Inc., Tracy Saville

Tel (775) 847-7573

media@comstockinc.com

Forward-Looking Statements

This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; future changes in our research, development and exploration activities; future financial, natural, and social gains; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land and asset sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital, needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments, and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, and lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious and other metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; challenges to, or potential inability to, achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology and efficacy, quantum computing and generative artificial intelligence supported advanced materials development, development of cellulosic technology in bio-fuels and related material production; commercialization of cellulosic technology in bio-fuels and generative artificial intelligence development services; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund, or any other issuer.